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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    FILED PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 9, 1997

                             CAPSTAR HOTEL COMPANY

             (Exact name of registrant as specified in its charter)

           DELAWARE                        1-12017                 52-1979383
 (State or other jurisdiction          (Commission File          (IRS Employer
      of incorporation)                    Number)               Identification
                                                                    Number)

                          1010 WISCONSIN AVENUE, N.W.
                                   SUITE 650
                             WASHINGTON, D.C. 20007
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (202) 965-4455

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ITEM 5.       Other Events

                   For purposes of incorporating by reference into the
              Registration Statement of CapStar Hotel Company (the "Company") on Form S-3 (File No. 333-34253), the financial statements of the National Airport Hilton as of and for the periods ended June 30, 1997 and December 31, 1996 as required by Rule 3-05 of Regulation S-X are attached hereto as Exhibit 99.1. For purposes of incorporating by reference into the Company's Registration Statement on Form S-3 (File No. 333-34253), the unaudited pro forma condensed consolidated financial statements of the Company as of and for the six months ending June 30, 1997 and for the year ended December 31, 1996 as required by Article 11 of Regulation S-X are attached hereto as Exhibit 99.2.


ITEM 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits

         (c)  Exhibits

              Exhibit
              Number

                99.1 Balance Sheets as of June 30, 1997 (unaudited) and December 31, 1996 and Statements of Operations, Owners' Deficit and Cash Flows for the six months ended June 30, 1997 (unaudited) and the year ended December 31, 1996 for the National Airport Hilton with accompanying notes and Independent Auditors' Report.

                99.2 Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 1997 and for the year ended December 31, 1997 with accompanying notes.


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  September 9, 1997


                                       CAPSTAR HOTEL COMPANY



                                       By: /s/ JOHN EMERY
                                           -----------------
                                           John Emery
                                           Chief Financial Officer



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                        EXHIBIT INDEX



Exhibit Number

99.1 Balance Sheets as of June 30, 1997 (unaudited) and December 31, 1996 and Statements of Operations, Owners' Deficit and Cash Flows for the six months ended June 30, 1997 (unaudited) and the year ended December 31, 1996 for the National Airport Hilton with accompanying notes and Independent Auditors' Report.

99.2 Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 1997 and for the year ended December 31, 1997 with accompanying notes.